UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 30, 2023

UNITED HOMES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39936	85-3460766
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

90 N Royal Tower Drive Irmo, South Carolina	29063
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 572-6260

DiamondHead Holdings Corp.

250 Park Ave, 7th Floor

New York, New York 10177

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value and one-fourth of one redeemable warrant	DHHCU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	DHHC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DHHCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 30, 2023 (the “Closing Date”), DiamondHead Holdings Corp., a Delaware corporation (“DHHC” and, after the consummation of the Business Combination as described below, “UHG” or the “Company”), consummated its previously announced business combination pursuant to the terms of the Business Combination Agreement, dated as of September 10, 2022 (the “Business Combination Agreement”), by and among DHHC, Hestia Merger Sub, Inc., a South Carolina corporation and wholly-owned subsidiary of DHHC (“Merger Sub”), and Great Southern Homes, Inc., a South Carolina corporation (“GSH”). Pursuant to the terms of the Business Combination Agreement, Merger Sub merged with and into GSH (the “Business Combination”), with GSH surviving the merger as a wholly-owned subsidiary of the Company.  In connection with the consummation of the Business Combination on the Closing Date, DHHC changed its name from DHHC to United Homes Group, Inc. (“UHG”). Capitalized terms used but not defined herein have the respective meanings ascribed to them in the Business Combination Agreement.

Waiver of Lock-Up

As previously disclosed, on March 23, 2023, DHHC entered into certain private placement transactions (collectively, the “Share Lock-Up Agreements”) with certain investors who purchased shares of the DHHC’s Class A common stock on the open market prior to March 16, 2023 (each a “Lock-Up Investor”), pursuant to which, and subject to and conditioned upon the satisfaction of the closing conditions set forth in the Share Lock-Up Agreements, DHHC agreed to issue to each Lock-Up Investor 0.25 shares of UHG’s Class A common stock, $0.0001 par value (the “UHG Class A Common Shares”) for a purchase price of $0.01 per share, for each share of UHG Class A Common Shares held by such Lock-Up Investor at the closing of the Business Combination.  On March 30, 2023, following the closing of the Business Combination, UHG notified each Lock-Up Investor that UHG was waiving the lock-up restriction contained in the Share Lock-Up Agreements.

Item 8.01.	Other Events.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

In connection with the Closing of Business Combination, on March 30, 2023, DHHC requested that The Nasdaq Stock Market (“Nasdaq”) delist DHHC’s units. On March 30, 2023, Nasdaq filed a notification of removal from listing and registration on Form 25, thereby commencing the process of delisting DHHC’s units from Nasdaq and deregistering the units under Section 12(b) of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2023

UNITED HOMES GROUP, INC.

/s/ Keith Feldman
Keith Feldman
Chief Financial Officer